Exhibit 10.66

INTERIM RENT AGREEMENT

S & W of Las Vegas, L.L.C.
1114 First Avenue
New York, New York 10021

February 6, 2003

The Somphone Limited Partnership
c/o Monie Marie Incorporated
2304 LaSolana Way
Las Vegas, Nevada 89102
Attention: Pat P. Somphone

Re:     That certain Lease with an Option to Purchase dated February 9, 1998 between The Somphone Limited Partnership (“Lessor”) and S & W of Las Vegas, L.L.C. (“Lessee”), as amended by that certain First Amendment to Lease Agreement dated May 8, 1998 between Lessor and Lessee (together, the “Lease”)

Dear Mr. Somphone:

                Reference is hereby made to the Lease. Capitalized terms used herein but ot otherwise defined shall have the meanings given to such terms in the Lease. Lessor and Lessee hereby agree as follows:

                1.             Lessor and Lessee hereby confirm that Lessee has exercised its option to purchase the Premises pursuant to Section 24 of the Lease, by delivery of that certain letter dated as of August 26, 2002 (the “Notice Letter”). Notwithstanding the terms of the Lease and the Notice Letter, the Option Closing shall occur on or after May 1, 2003. In addition, the Lessee shall have until April 1, 2003 to deliver its Title Objections.

                2.             Notwithstanding the terms of the Lease, the monthly Fixed Rent payable for March and April of 2003 shall be $52,750.00.

                3.             Except as modified or amended by this letter, the terms of the Lease shall continue in full force and effect in accordance with their terms.

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S & W of Las Vegas L.L.C.
2/5/2003

                Please execute this letter in the space provided below to indicate your agreement with the foregoing.

Very truly yours,

S & W of Las Vegas, L.L.C., a Delaware limited liability company

By:	The Smith & Wollensky Restaurant Group, Inc., a Delaware corporation, its Majority Member

	By:	/s/ Alan M. Mandel
Alan M. Mandel
Secretary, Treasurer

Acknowledged and agreed to this 7th day of February, 2003:

The Somphone Limited Partnership, a Nevada limited partnership

By:	Monie Marie Incorporated, a Nevada corporation, its General Partner

	By:	/s/ Pat P. Somphone
Pat P. Somphone
President

Guarantor’s Consent:

                The terms of the foregoing letter are consented to by The Smith & Wollensky Restaurant Group, Inc., formerly known as The New York Restaurant Group, Inc. (“Guarantor”), and that certain Guaranty dated February 9, 1998 by Guarantor shall remain in full force and effect with respect to the Lease, as amended by the letter.

The Smith & Wollensky Restaurant Group, Inc., a Delaware corporation, its Majority Member

By:	/s/ Alan M. Mandel
Alan M. Mandel
Secretary, Treasurer